                                                      EXHIBIT 10.78

                                 FIFTH AMENDMENT

                          Dated as of February 4, 1994


     THIS FIFTH AMENDMENT, dated as of February 4, 1994, amends the Revolving Loan Agreement, dated as of March 30, 1990 (herein, as previously amended, called the "Credit Agreement"), among MICHAEL FOODS, INC. (herein called the "Company"), the banks listed therein (the "Banks") and CONTINENTAL BANK N.A. ("Continental"), as Agent (herein, in such capacity, called the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Company, the Banks and the Agent have entered into the Credit Agreement which provides for the Banks to make Advances to the Company from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with SECTIONS 1.1 through 1.6 below:

     SECTION 1.1 TERMINATION DATE. The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "January 31, 1995" therein and substituting the date "January 31, 1996" therefor.

     SECTION 1.2 DISCONTINUATION LOSSES. The definition of "Consolidated Net Earnings Available for Fixed Charges" contained in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof (but before the period) the following proviso:

     ; provided, however, that any operating and disposition losses associated with the discontinuation of the Company's Reduced
     Cholesterol Liquid Whole Egg business shall be characterized as losses from discontinued operations for purposes of this definition.

     SECTION 1.3 EBITDA. Section 1.1 of the Credit Agreement is amended by adding the following definition:


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          "EBITDA" means, for any period of determination, the consolidated
     Net Income of the Company and its Subsidiaries for such period before deducting interest expense, tax expense, depreciation and amortization, all as determined in accordance with generally accepted accounting principles; provided, however, that any operating and disposition losses associated with the discontinuation of the Reduced Cholesterol Liquid Whole Egg business for such period of determination shall be added back to consolidated Net Income.

     SECTION 1.4 MARGIN. Section 1.1 of the Credit Agreement is amended by adding the following definition:

          "Margin" means (i) prior to the effectiveness of the Fifth Amendment to this Agreement, 0.50%, (ii) commencing on the date of the effectiveness of the Fifth Amendment to this Agreement and continuing until the Margin is adjusted pursuant to the following provisions of this definition, 0.75%, and (iii) thereafter, the rate per annum set forth in the schedule below opposite the applicable ratio of (a) total consolidated Indebtedness of the Borrower and its Subsidiaries to (b) EBITDA for the period of four fiscal quarters ending on the date as of which such calculation is made (the "Total Debt to EBITDA Ratio"):



     TOTAL DEBT TO
     EBITDA RATIO                              MARGIN

    Less than or equal to
           1.50 to 1                            0.50%

         Greater than
      1.50 to 1 but less
       than or equal to
           2.25 to 1                            0.625%

         Greater than
      2.25 to 1 but less
       than or equal to
           2.75 to 1                            0.75%

         Greater than
           2.75 to 1                            1.00%


     The Margin shall be adjusted 60 days or, in the case of the last fiscal quarter of any fiscal year 90 days, after the end of each fiscal quarter beginning with the fiscal quarter ended December 31, 1993 based on the Total Debt to EBITDA Ratio as of the last day of such fiscal quarter; IT BEING UNDERSTOOD that (a) if


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the Company fails to deliver the financial statements required by SECTION 8.1(a)
or (b) by the 60th (or, if applicable, the 90th) day after any fiscal quarter, the Margin shall be 1.00% until such financial statements are delivered; and (b) no decrease in the Margin shall be effected on any date on which an Event of Default exists (but shall be delayed until the first date on which no Event of Default exists). Any change in the Margin shall be immediately effective for all outstanding Eurodollar Advances.

     SECTION 1.5 INTEREST RATE. Section 4.1(b) of the Credit Agreement is amended by replacing the language "one-half of one percent (1/2%)" with the words "the Margin".

     SECTION 1.6 NON-USE FEE. Section 4.2(b) of the Credit Agreement is amended by replacing the words "one-tenth of one percent (1/10%)" with the words "fifteen basis points (0.15%)".

     SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks that (a) each warranty set forth in Section 7 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Fifth Amendment by the Company, with the same effect as if made on such date, except for such changes that do not constitute an Event of Default or an Unmatured Event of Default under the Credit Agreement, (b) the execution and delivery by the Company of this Fifth Amendment and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (herein, as so amended, called the "Amended Credit Agreement"), (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any indenture, loan agreement or other contract, order or decree which is binding upon the Company and (c) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 3 EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective on such date (herein called the "Fifth Amendment Effective Date") when the Agent shall have received (i) an extension fee in the amount $27,500, to be shared pro rata among the Banks according to their commitments under the Credit Agreement, and (ii) each of the following documents, each in form and substance satisfactory to the Agent: (a) counterparts of this Fifth Amendment executed by the parties hereto; (b) certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Fifth Amendment and


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the performance by the Company of its obligations under the Amended Credit
Agreement; (c) the opinion of Maun & Simon, counsel to the Company; and (d) such other documents as the Agent or any Bank may reasonably request in connection with the Company's authorization, execution and delivery of this Fifth Amendment.

     SECTION 4  MISCELLANEOUS.

     SECTION 4.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fifth Amendment Effective Date, all references in the Credit Agreement and the Notes to "Revolving Loan Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

     SECTION 4.2 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Fifth Amendment.

     SECTION 4.3 GOVERNING LAW. This Fifth Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

     SECTION 4.4 SUCCESSORS AND ASSIGNS. This Fifth Amendment shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.


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

     Delivered at Chicago, Illinois, as of the day and year first above written.

                                 MICHAEL FOODS, INC.



                                 By     s/ John Reedy
                                       -------------------------
                                 Title  Vice President, Finance
                                       -------------------------


                                 CONTINENTAL BANK N.A.,
                                   individually and as Agent



                                 By     s/ Catherine Drake
                                       --------------------------
                                 Title  Vice President
                                       -------------------------


                                 TORONTO DOMINION (TEXAS), INC.



                                 By     s/ Warren Finlay
                                       -------------------------
                                 Title  Vice President
                                       -------------------------


                                 FIRSTIER BANK, N.A., LINCOLN



                                 By     s/ James M. Williams
                                       --------------------------
                                 Title  Vice President
                                       -------------------------


                                 THE FIRST NATIONAL BANK OF BOSTON



                                 By     s/ Beth R. Halligan
                                       -------------------------
                                 Title  Director
                                       -------------------------


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND"




                                 By     s/ Stephen W. Phillips
                                       -------------------------
                                 Title  Vice President
                                       -------------------------

                                 By     s/ Robert B. Benoit
                                       -------------------------
                                 Title  Senior Vice President
                                       -------------------------


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